UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

FORECLOSURE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Texas	32-0326395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification)

2502 Live Oak Street, Suite 205, Dallas, Texas  75204
 (Address of Principal Executive Offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange on which each
class is to be registered:

_____________________________	______________________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  ☐

Securities Act registration statement file number to which this form relates:  333-173215

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.0001 par value per share

ITEM 1.                      DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the common stock, $0.0001 par value per share, of Foreclosure Solutions, Inc. (the "Company") registered hereby is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission (the "Commission") on March 31, 2011, as amended.

ITEM 2.                      EXHIBITS.

3.1           Certificate of Formation of Foreclosure Solutions, Inc.*
3.2           Bylaws of Foreclosure Solutions, Inc.*
4.1           Form of specimen stock certificate for Common Stock*
____________________
*Filed as an exhibit to the Company's Registration Statement on Form S-1 filed with the Commission on March 31, 2011, as amended, which filing(s) are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized.

Dated:  April 27, 2012

FORECLOSURE SOLUTIONS, INC.

By: /s/ H.J. Cole
H. J. Cole
Principal Executive Officer